EXHIBIT 10.6


                                SECOND AMENDMENT
                           DATED AS OF OCTOBER 4, 1996
                                TO LOAN AGREEMENT
                            DATED AS OF MARCH 4, 1996


     This Second Amendment Agreement (the "Second Amendment") is dated as of October 4, 1996 and is by and among HOME STATE HOLDINGS, INC. ("Holdings"), a Delaware corporation, having its principal place of business at 3 South Revmont Drive, Shrewsbury, New Jersey 07702, TOWER HILL, INC. ("Tower"), a Delaware corporation, having its principal place of business at 3 South Revmont Drive, Shrewsbury, New Jersey 07702, (Holdings and Tower collectively, the "Credit Parties"), THE CHASE MANHATTAN BANK ("Chase"), (formerly known as Chemical Bank) a New York banking corporation, having an office at 395 N. Service Road, Melville, New York 11747, EUROPEAN AMERICAN BANK ("EAB"), a New York banking corporation, having an office at 335 Madison Avenue, New York, New York 10017 (Chase and EAB, individually, a "Bank" and collectively, the "Banks") and THE CHASE MANHATTAN BANK ("Agent"), a New York banking corporation having an office at 395 N. Service Road, Melville, New York 11747 hereby agree as follows:

                             W I T N E S S E T H :

     WHEREAS, the Banks, the Agent and the Credit Parties entered into a Loan Agreement dated as of March 4, 1996 and amended as of August 14, 1996 (as amended, the "Agreement") pursuant to which Agreement the Banks have each made certain revolving credit facilities available to the Credit Parties upon the terms and conditions of the Agreement; and

     WHEREAS, the Credit Parties have requested that the Agent and the Banks modify certain provisions of the Agreement and waive compliance with certain provisions of the Agreement and the Agent and the Banks have agreed to same provided, among other things, the Credit Parties enter into this Second Amendment.

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Agent, the Banks and the Credit Parties agree as follows:

     1. Definitions. As used in this Second Amendment, capitalized terms unless otherwise defined, shall have the meanings given to them in the Agreement.

     2. Representations and Warranties. As an inducement for the Banks to enter into this Second Amendment, each of the Credit Parties represent and warrant as follows:

     That with respect to the Agreement and the Loan Documents:

        (i) There are no defenses, offsets or counterclaims to the respective obligations of the Credit Parties under the Agreement, the Loans, the Notes or any of the other Loan Documents, and if any such defenses, offsets or counterclaims exist without the knowledge of one or more of the Credit Parties, the same are hereby waived.

        (ii) All of the representations and warranties made by the Credit Parties in the Agreement and the other Loan Documents are true and correct in all material respects as of the date of this Second Amendment provided that the representations and warranties set forth in Section 4.01(f) of the Agreement shall relate to the consolidated financial statements of Holdings and its Consolidated Affiliates for the fiscal year ended December 31, 1995 and for the six month period ended June 30, 1996.

        (iii) Upon the execution of this Second Amendment and the receipt of the required consent of the holders of the Subordinated Notes, and upon the execution of the Securities Purchase Agreement and the consummation of the transactions contemplated thereby, no Default or Event of Default is, or will be, existing under the Agreement (as amended by the Second Amendment) or the other Loan Documents or will result from the execution of this Second Amendment or the execution of the Securities Purchase Agreement and the consummation of the transaction contemplated thereby.

        (iv) The continued performance by the Credit Parties of the Agreement (as amended by the Second Amendment), including without limitation the borrowing, repaying and reborrowing under any one or more of Chase's Holdings Commitment, Chase's Tower Commitment, EAB's Holdings Commitment, or EAB's Tower Commitment, and the guarantee of the obligations of Holdings by Tower and the guarantee of the obligations of Tower by Holdings will not conflict with, result in a breach of, constitute a default under, or result in the occurrence of Redemption Event or Put Event under the Securities Purchase Agreement.

        (v) The outstanding principal balance of (i) Chase's Revolving Credit Note (Holdings) is $3,333,500.00, (ii) Chase's Revolving Credit Note (Tower) is $3,716,881.00, (iii) EAB's Revolving Credit Note (Holdings) is $1,666,500.00 and (iv) EAB's Revolving Credit Note (Tower) is $1,858,119.00.

        (vi) Interest on all of the Notes has been paid through September 30, 1996.


     3. Amendment. The Agreement is hereby amended as follows:

     (a) The following defined terms shall be added to Section 1.01 of the
Agreement:

        "Certificate of Designations" has the meaning given such term in the Securities Purchase Agreement.

        "Holdings Maturity Date" means September 30, 1997.

        "Other Transaction Documents" has the meaning given such term in the Securities Purchase Agreement.

        "Preferred Stock" has the meaning given such term in the Securities Purchase Agreement.

        "Purchaser" or "Purchasers" has the meaning given such term in the Securities Purchase Agreement.

        "Redemption Event" has the meaning given such term in the Securities Purchase Agreement.

        "Securities Purchase Agreement" means that certain Securities Purchase Agreement dated as of September 30, 1996 among Holdings, Swiss Reinsurance America Corporation and Reliance Insurance Company pursuant to which Swiss Reinsurance America Corporation and Reliance Insurance Company purchases certain Preferred Stock and certain Warrants from Holdings.

        "Tower Maturity Date" means February 28, 1998.

        "Warrants" has the meaning given such term in the Securities Purchase Agreement.

     (b) Section 1.01 of the Agreement, and certain defined terms therein are hereby amended as follows:

        (i) "The definition of 'Chemical's Holdings Commitment' shall be amended to read in its entirety as follows:

        'Chase's Holdings Commitment' means (i) from the date of this Agreement to and until January 31, 1997, Three Million Three Hundred Thirty Three Thousand Five Hundred ($3,333,500.00) Dollars, and (ii) from February 1, 1997 through and until the Holdings Maturity Date, One Million Three Hundred Thirty Three Thousand Four Hundred ($1,333,400.00) Dollars, or, in the case of either (i) or (ii) such lesser pro rata amount as the Holdings Commitment may be reduced pursuant to Section 2.06 of this Agreement.

        (ii) "Chemical's Tower Commitment" shall be amended to read in its entirety as follows:

        'Chase's Tower Commitment' means (i) from the date of this Agreement to and until January 31, 1997, Eight Million Six Hundred Sixty Seven Thousand One Hundred ($8,667,100.00) Dollars, or (ii) from February 1, 1997 through and until the Tower Maturity Date, Ten Million Five Hundred ($10,000,500.00) Dollars, or, in the case of either (i) or (ii) such lesser pro rata amount as the Tower Commitment may be reduced pursuant to

     Section 2.06 of this Agreement, and in the case of each of one (i) and
     (ii) such Commitment to be subject with the EAB Tower Commitment, to the Borrowing Base. Notwithstanding the foregoing, if on February 1, 1997 there exists a Default or an Event of Default, the increase in Chase's Tower Commitment shall not become effective.

        (iii) "EAB's Holdings Commitment" shall be amended to read in its entirety as follows:

        'EAB's Holdings Commitment' means (i) from the date of this Agreement to and until January 31, 1997, One Million Six Hundred Sixty Six Thousand Five Hundred ($1,666,500.00) Dollars, and (ii) from February 1, 1997 through and until the Holdings Maturity Date, Six Hundred Sixty Six Thousand Six Hundred ($666,600.00) Dollars, or, in the case of either (i) or (ii) such lesser pro rata amount as the Holdings Commitment may be reduced pursuant to Section 2.06 of this Agreement.

        (iv) "EAB's Tower Commitment" shall be amended to read in its entirety as follows:

        'EAB's Tower Commitment' means (i) from the date of this Agreement to and until January 31, 1997, Four Million Three Hundred Thirty Two Thousand Nine Hundred ($4,332,900.00) Dollars, or (ii) from February 1, 1997 through and until the Tower Maturity Date, Four Million Nine Hundred Ninety Nine Thousand Five Hundred ($4,999,500.00) Dollars, or, in the case of either
     (i) or (ii) such lesser pro rata amount as the Tower Commitment may be reduced pursuant to Section 2.06 of this Agreement, and in the case of each of one (i) and (ii) such Commitment to be subject with the Chase Tower Commitment, to the Borrowing Base. Notwithstanding the foregoing, if on February 1, 1997 there exists a Default or an Event of Default, the increase in EAB's Tower Commitment shall not become effective.

        (v) The definition of "Maturity Date" shall be deleted in its entirety.

        (vi) In each case in which the defined term "Maturity Date" appears in the Agreement from and after the date of this Second Amendment, such term shall relate to either the Holdings Maturity Date or the Tower Maturity Date as the context requires.

        (vii) All references to Chemical Bank, or Chemical, shall be deemed references to The Chase Manhattan Bank, or Chase.

     (c) Section 2.01(a) and Section 2.01(b) of the Agreement shall be amended to read in their entirety as follows:

          SECTION 2.01. The Revolving Credit Loans. (a) The Banks agree, severally but not jointly, on the date of this Agreement, and on the terms and conditions and in reliance upon the representations and warranties hereinafter set forth in this Agreement, to lend to Holdings prior to the Holdings Maturity Date, such amounts as Holdings may request from time to time (individually, a "Revolving Credit Loan (Holdings)" or collectively, the "Revolving Credit Loans (Holdings)"), which amounts may be borrowed, repaid and reborrowed, provided, however, that the aggregate amount of such Revolving Credit Loans (Holdings) outstanding at any one time shall not exceed (i) in the case of both Banks, (x) from the date of this Agreement until January 31, 1997, Five Million ($5,000,000.00) Dollars in the aggregate, or (y) from February 1, 1997 until the Holdings Maturity Date, Two Million ($2,000,000.00) Dollars in the aggregate or, in the case of either (x) or (y) such lesser amount of the Holdings Commitment as may be reduced pursuant to Section
     2.06 hereof and (ii) in the case of Chase, Chase's Holdings Commitment or, in the case of EAB, EAB's Holdings Commitment.

        (b) The Banks agree, severally but not jointly, on the date of this Agreement, on the terms and conditions and in reliance upon the representations and warranties hereinafter set forth in this Agreement, to lend to Tower prior to the Tower Maturity Date, such amounts as Tower may request from time to time (individually, a "Revolving Credit Loan (Tower)" or collectively, the "Revolving Credit Loans (Tower)"), which amounts may be borrowed, repaid and reborrowed, provided, however, that the aggregate amount of such Revolving Credit Loans (Tower) outstanding at any one time shall not exceed (i) in the case of both Banks, the lesser of (x) (1) from the date of this Agreement until January 31, 1997, Thirteen Million ($13,000,000.00) Dollars in the aggregate, or (2) from February 1, 1997 until the Tower Maturity Date, Fifteen Million ($15,000,000.00) Dollars in the aggregate or, in the case of either (1) or (2) such lesser amount of the Tower Commitment as may be reduced pursuant to Section 2.06 hereof or
     (y) the Borrowing Base, and (ii) in the case of Chase, Chase's Tower Commitment or, in the case of EAB, EAB's Tower Commitment.

     (d) Section 2.02 shall be amended to read as follows:

          SECTION 2.02. Revolving Credit Notes. Each Revolving Credit Loan shall be (i) in the case of each Alternate Base Rate Loan in the minimum principal amount of $50,000.00 and (ii) in the case of each Eurodollar Loan, in the minimum principal amount of $750,000.00, and in minimum increased multiples of $100,000.00 (except that, if any such Alternate Base Rate Loan so requested shall exhaust the remaining available Commitment of a Bank, such Alternate Base Rate Loan may be in an amount equal to the amount of the unused Commitment), and shall be evidenced by the Revolving Credit Notes (Holdings) or the Revolving Credit Notes (Tower). Each Revolving Credit Note shall be dated the date hereof and be in the maximum principal amount of (i) Chase's Holdings Commitment in the case of Chase's Revolving Credit Note (Holdings) and Chase's Tower Commitment in the case of Chase's Revolving Credit Note (Tower) and (ii) EAB's Holdings Commitment in the case of EAB's Revolving Credit Note (Holdings) and EAB's Tower Commitment in the case of EAB's Revolving Credit Note (Tower). Each Note shall mature on the Holdings Maturity Date or the Tower Maturity Date as applicable, at which time the entire outstanding principal balance and all interest thereon shall be due and payable. The Notes shall each be entitled to the benefits and subject to the provisions of this Agreement.

          At the time of the making of each Revolving Credit Loan and at the time of each payment of principal thereon, each Bank is hereby authorized by the applicable Credit Party to make a notation on the schedule annexed to the applicable Note of the date and amount of the Revolving Credit Loan or payment, as the case may be. Failure to make a notation with respect to any Revolving Credit Loan shall not limit or otherwise affect the obligation of the applicable Credit Party hereunder or under the applicable Note with respect to such Revolving Credit Loan, and any payment of principal on a Note by a Credit Party shall not be affected by the failure to make a notation thereof on said schedule.

     (e) Section 2.07(b) of the Agreement shall be amended to read in its entirety as follows:

        (b) Mandatory. (i) Upon the occurrence of a Borrowing Base Deficiency, Tower shall, without demand by the Agent or the Banks, prepay so much of the Revolving Credit Loans (Tower) as shall equal the Borrowing Base Deficiency. Any such mandatory prepayment required under this Section 2.07(b)(i) shall be applied first to Tower's Alternate Base Rate Loans outstanding and then to Tower's Eurodollar Loans outstanding. In the event of any such mandatory prepayment of a Eurodollar Loan, such prepayment shall be held by the Agent as cash collateral for the Revolving Credit Loans (Tower), and shall earn interest at a rate then generally paid by the Agent on cash collateral accounts, and shall be applied to prepay the Eurodollar Loan on the last day of such Loan's Interest Period, or upon an Event of Default, if earlier.

        (ii) Holdings shall make such prepayments on the Revolving Credit Notes (Holdings) so that there will be no amounts outstanding under such Notes from January 31, 1997 until March 2, 1997.

        (iii) All mandatory prepayments shall be applied pro rata between the Banks.

        (iv) All Revolving Credit Loans shall be paid in full on the Maturity Date.

     (f) Section 5.02 of the Agreement shall be amended by adding a new subsection (o) to read as follows:

        "(o) Securities Repurchase Agreement. Amend, modify or in any way agree to any change in the terms of the Securities Purchase Agreement, the Certificate of Designations or any of the Other Transaction Documents which would (i) increase the dividend rate on the Preferred Stock; (ii) change or modify the definition or description of any Redemption Event (other than as contemplated by Section 8.15 of the Securities Purchase Agreement);
     (iii) give the holders of the Preferred Stock or Warrants any additional rights of redemption or repurchase of the Preferred Stock or Warrants; or
     (iv) result in a Material Adverse Change."

     (g) Section 5.03(b) of the Agreement shall be amended to read in its entirety as follows:

        "(b) Consolidated Leverage Ratio. Holdings will maintain, at the end of each fiscal quarter, a Consolidated Leverage Ratio of not greater than 0.50 to 1.00, provided that for the fiscal quarter ending September 30, 1996 and through and including December 30, 1996, Holdings will maintain a Consolidated Leverage Ratio of not greater than 0.55 to 1.00."

     (h) Section 6.01(k) of the Agreement shall be amended to read in its entirety as follows:

        "(k) There shall have occurred (i) a "Repurchase Event" as defined in the Subordinated Note Agreement or (ii) a Redemption Event under or pursuant to the Securities Purchase Agreement, the Certificate of Designation or the Other Transaction Documents."

     4. Effectiveness. This Second Amendment shall become effective upon the occurrence of the following events and the receipt and satisfactory review by the Agent and the Banks of the following documents:

        (a) The Second Amendment, duly executed by all parties thereto;

        (b) Endorsement No. 1 to each of the Notes;

        (c) Certified (as of the date of this Second Amendment) copies of the resolutions of the boards of directors of each of the Credit Parties, approving and authorizing the Second Amendment and the transactions contemplated thereby;

        (d) An opinion of Edwards & Angell, counsel to the Credit Parties as to certain matters relating to the Second Amendment;

        (e) True and complete execution copies of the Securities Purchase Agreement, the Certificate of Designations and the Other Transaction Documents;

        (f) The following statements shall be true and the Agent and the Banks shall have received a certificate signed by an Authorized Official of each of the Credit Parties dated the date of this Second Amendment, stating that:

             (i) The representations and warranties contained in Article IV of the Agreement and in the other Loan Documents with respect to such Credit Party are correct on and as of such date;

             (ii) No Default or Event of Default has occurred and is continuing; and

             (iii) Since December 31, 1995, no Material Adverse Change has occurred in either of the Credit Parties or any of their Affiliates or Subsidiaries.

        (g) An amendment fee of $10,000.00 will have been paid to the Agent, for the pro rata distribution to the Banks, and all fees and expenses of counsel to the Agent and the Banks will have been paid.

     5. Ratification and Reaffirmation of Agreement. Except as hereby amended, the Agreement and all other Loan Documents executed in connection therewith, are, in all respected ratified and confirmed.

     6. Ratification and Reaffirmation by Guarantors. By their execution of the Second Amendment, each of the Guarantors expressly ratify and reaffirm their Guaranties.

     7. Waivers and Consents. In consideration of the Credit Parties entering into this Second Amendment, and provided no Default or Event of Default (other than as consented to herein) has occurred or results therefrom, the Agent and the Banks consent to (i) the execution, delivery and performance of the Securities Purchase Agreement and the Other Transaction Documents (each in the final form previously delivered to the Agent and the Banks), (ii) the issuance of the Preferred Stock, (iii) the performance by Holdings of all of its obligations under the Securities Purchase Agreement, the Other Transaction Documents and otherwise arising in connection with the terms of the Preferred Stock, provided that such performance will not result in a Default or Event of Default, except as permitted by (c) below, and (iv) the consummation of the transactions contemplated by each of the foregoing, including without limitation the issuance of the Preferred Shares and Warrants and the issuance of Common Stock (as defined in the Securities Purchase Agreement) upon the conversion of exercise of the Warrants. Without limiting the foregoing consent, the Agent and the Banks consent to the following:

             a) Funded Indebtedness. The issuance of the Preferred Shares and the Warrants shall not be deemed to violate the terms and provisions of
         Section 5.02(b) of the Loan Agreement; and

             b) Transaction with Affiliates. The Securities Purchase Agreement, the Certificate of Designations and the Other Transaction Documents, to which the Holdings or any of its Subsidiaries, on the one hand, and Swiss Reinsurance America Company or Reliance Insurance Company, on the other, are parties, and the performance by the respective parties of their obligations thereunder shall not be deemed to violate or to be prohibited by Section 5.02(f) of the Loan Agreement.

             c) Preferred Stock Dividends. So long as no Default or Event of Default has occurred and is continuing (other than as consented to herein), the declaration and payment of dividends on the Preferred Stock (at the rate or rates set forth in Section 4 of the Certificate of Designations) will not be deemed a breach of, or be prohibited by,
         Section 5.02(m) or Section 5.03(h) of the Agreement.

     The granting of the consents hereunder shall be limited specifically to the matters set forth above and does not constitute directly or by implication an amendment or waiver of any other provisions of the Agreement or any other default which may occur or may have occurred under the Agreement. Should there be a need for further consents with respect to the Securities Purchase Agreement or the transactions contemplated thereby, each such consent will be evaluated by the Agent and the Banks when formerly requested in writing by either Holdings or Tower.

     8. Subordinated Debt Agreement. Holdings agrees to deliver to the Agent and the Banks, not later than October 15, 1996, an acknowledgment from the holders of the Subordinated Notes, or an amendment or modification to the Subordinated Debt Agreement, the effect of which is to acknowledge or confirm that the Loans made or to be made under the Agreement

(including any increases in the Chase Tower Commitment or the EAB Tower Commitment) are "Senior Indebtedness" as defined in the Subordinated Debt Agreement. Any failure of Holdings to deliver such acknowledgment, amendment or modification shall be deemed a breach of the representation given in Section 4.01(w) of the Agreement.

     9. Execution in Counterparts. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Second Amendment as of the year and date first above written.


                                       HOME STATE HOLDINGS, INC.

                                       By
                                       ----------------------------------------
                                          Eric A. Reehl
                                          Assistant Secretary


                                       TOWER HILL, INC.

                                       By
                                       ----------------------------------------
                                          Eric A. Reehl
                                          Chief Operating Officer


                                       THE CHASE MANHATTAN BANK

                                       By
                                       ----------------------------------------
                                          James M. Diver
                                          Vice President


                                       EUROPEAN AMERICAN BANK

                                       By
                                       ----------------------------------------
                                          Paul Arendt
                                          Group Vice President


                                       THE CHASE MANHATTAN BANK, as Agent

                                       By
                                       ----------------------------------------
                                          James M. Diver
                                          Vice President

                           Consent and Reaffirmation


     Each of the following Guarantors consent to the Second Amendment to the Loan Agreement dated as of March 4, 1996 among Home State Holdings, Inc., Tower Hill, Inc., The Chase Manhattan Bank, as Agent, and The Chase Manhattan Bank and European American Bank, as Banks, and the transactions contemplated thereby, and reaffirm their obligations under the Guaranties previously executed and delivered.



                                       ASPEN INTERMEDIARIES, LLC

                                       By
                                       ----------------------------------------
                                          Name:
                                          Title:


                                       HOME STATE INSURANCE MANAGEMENT, LLC

                                       By
                                       ----------------------------------------
                                          Name:
                                          Title:


                                       ASPEN INTERMEDIARIES, INC.

                                       By
                                       ----------------------------------------
                                          Name:
                                          Title:

                                Endorsement No. 1


                                                                  EXHIBIT 10.6

     The undersigned, TOWER HILL, INC. (the "Borrower") and THE CHASE MANHATTAN BANK (formerly Chemical Bank)(the "Bank") hereby amend the Revolving Credit Note (Tower) of the Borrower dated March 4, 1996 to which this Endorsement No. 1 is attached (the "Note") as hereinafter set forth. The Note has been issued pursuant to the Loan Agreement described therein. The Loan Agreement has been amended by a Second Amendment of even date herewith and this Endorsement No. 1 is to amend the Note to conform to the Second Amendment. Accordingly, the Note is hereby amended to the extent that the first paragraph is deleted and the following is substituted therefor:

          "On February 28, 1998, TOWER HILL, INC. ("Borrower"), a Delaware corporation, having its principal place of business at 3 South Revmont Drive, Shrewsbury, New Jersey 07702, for value received, promises to pay to the order of THE CHASE MANHATTAN BANK ("Bank") at its office located at 395 North Service Road, Melville, New York, the principal amount of the lesser of: (i)(a) from the date hereof through and until January 31, 1997, Eight Million Six Hundred Sixty Seven Thousand One Hundred ($8,667,100.00) Dollars, and (b) from February 1, 1997 through and until the Tower Maturity Date, Ten Million Five Hundred ($10,000,500.00) Dollars; or (ii) the aggregate unpaid principal amount of all Revolving Credit Loans (Tower) made by Bank to Borrower pursuant to the Agreement, as defined below.

     Except as expressly amended by this Endorsement No. 1, all the terms and conditions of the Note shall continue in full force and effect.

     This Endorsement No. 1 shall be effective as of October 4, 1996.

                                               TOWER HILL, INC.


                                         By: /s/ Eric A. Reehl
                                             --------------------------------
                                               Name:  Eric A. Reehl
                                               Title: Chief Operating Officer

                                               THE CHASE MANHATTAN BANK


                                         By: /s/ James M. Diver
                                             ---------------------------------
                                               Name:  James M. Diver
                                               Title: Vice President

                                Endorsement No. 1



     The undersigned, TOWER HILL, INC. (the "Borrower") and EUROPEAN AMERICAN BANK (the "Bank") hereby amend the Revolving Credit Note (Tower) of the Borrower dated March 4, 1996 to which this Endorsement No. 1 is attached (the "Note") as hereinafter set forth. The Note has been issued pursuant to the Loan Agreement described therein. The Loan Agreement has been amended by a Second Amendment of even date herewith and this Endorsement No. 1 is to amend the Note to conform to the Second Amendment. Accordingly, the Note is hereby amended to the extent that the first paragraph is deleted and the following is substituted therefor:

          "On February 28, 1998, TOWER HILL, INC. ("Borrower"), a Delaware corporation, having its principal place of business at 3 South Revmont Drive, Shrewsbury, New Jersey 07702, for value received, promises to pay to the order of EUROPEAN AMERICAN BANK ("Bank") at its office located at 335 Madison Avenue, New York, New York, the principal amount of the lesser of:
     (i)(a) from the date hereof through and until January 31, 1997, Four Million Three Hundred Thirty Two Thousand Nine Hundred ($4,332,900.00) Dollars, and (b) from February 1, 1997 through and until the Tower Maturity Date, Four Million Nine Hundred Ninety Nine Thousand Five Hundred ($4,999,500.00) Dollars; or (ii) the aggregate unpaid principal amount of all Revolving Credit Loans (Tower) made by Bank to Borrower pursuant to the Agreement, as defined below.

     Except as expressly amended by this Endorsement No. 1, all the terms and conditions of the Note shall continue in full force and effect.

     This Endorsement No. 1 shall be effective as of October 4, 1996.

                                               TOWER HILL, INC.


                                         By: /s/ Eric A. Reehl
                                             --------------------------------
                                               Name:  Eric A. Reehl
                                               Title: Chief Operating Officer

                                               EUROPEAN AMERICAN BANK


                                         By: /s/ Paul Arendt
                                             --------------------------------
                                               Name:  Paul Arendt
                                               Title: Group Vice President

                                Endorsement No. 1


     The undersigned, HOME STATE HOLDINGS, INC. (the "Borrower") and THE CHASE MANHATTAN BANK (formerly Chemical Bank)(the "Bank") hereby amend the Revolving Credit Note (Holdings) of the Borrower dated March 4, 1996 to which this Endorsement No. 1 is attached (the "Note") as hereinafter set forth. The Note has been issued pursuant to the Loan Agreement described therein. The Loan Agreement has been amended by a Second Amendment of even date herewith and this Endorsement No. 1 is to amend the Note to conform to the Second Amendment. Accordingly, the Note is hereby amended to the extent that the first paragraph is deleted and the following is substituted therefor:


          "On September 30, 1997, HOME STATE HOLDINGS, INC. ("Borrower"), a Delaware corporation, having its principal place of business at 3 South Revmont Drive, Shrewsbury, New Jersey 07702, for value received, promises to pay to the order of THE CHASE MANHATTAN BANK ("Bank") at its office located at 395 North Service Road, Melville, New York, the principal amount of the lesser of: (i)(a) from the date hereof through and until January 31, 1997, Three Million Three Hundred Thirty Three Thousand Five Hundred ($3,333,500.00) Dollars, and (b) from February 1, 1997 through and until the Holdings Maturity Date, One Million Three Hundred Thirty Three Thousand Four Hundred ($1,333,400.00) Dollars; or (ii) the aggregate unpaid principal amount of all Revolving Credit Loans (Holdings) made by Bank to Borrower pursuant to the Agreement, as defined below."

     Except as expressly amended by this Endorsement No. 1, all the terms and conditions of the Note shall continue in full force and effect.

     This Endorsement No. 1 shall be effective as of October 4, 1996.

                                             HOME STATE HOLDINGS, INC.


                                         By: /s/ Eric A. Reehl
                                             --------------------------------
                                               Name:  Eric A. Reehl
                                               Title: Assistant Secretary


                                               THE CHASE MANHATTAN BANK


                                         By: /s/ James M. Diver
                                             --------------------------------
                                               Name:  James M. Diver
                                               Title: Vice President

                                Endorsement No. 1


     The undersigned, HOME STATE HOLDINGS, INC. (the "Borrower") and EUROPEAN AMERICAN BANK (the "Bank") hereby amend the Revolving Credit Note (Holdings) of the Borrower dated March 4, 1996 to which this Endorsement No. 1 is attached (the "Note") as hereinafter set forth. The Note has been issued pursuant to the Loan Agreement described therein. The Loan Agreement has been amended by a Second Amendment of even date herewith and this Endorsement No. 1 is to amend the Note to conform to the Second Amendment. Accordingly, the Note is hereby amended to the extent that the first paragraph is deleted and the following is substituted therefor:


          "On September 30, 1997, HOME STATE HOLDINGS, INC. ("Borrower"), a Delaware corporation, having its principal place of business at 3 South Revmont Drive, Shrewsbury, New Jersey 07702, for value received, promises to pay to the order of EUROPEAN AMERICAN BANK ("Bank") at its office located at 335 Madison Avenue, New York, New York, the principal amount of the lesser of: (i)(a) from the date hereof through and until January 31, 1997, One Million Six Hundred Sixty Six Thousand Five Hundred ($1,666,500.00) Dollars, and (b) from February 1, 1997 through and until the Holdings Maturity Date, Six Hundred Sixty Six Thousand Six Hundred ($666,600.00) Dollars; or (ii) the aggregate unpaid principal amount of all Revolving Credit Loans (Holdings) made by Bank to Borrower pursuant to the Agreement, as defined below."

     Except as expressly amended by this Endorsement No. 1, all the terms and conditions of the Note shall continue in full force and effect.

     This Endorsement No. 1 shall be effective as of October 4, 1996.

                                               HOME STATE HOLDINGS, INC.


                                         By: /s/ Eric A. Reehl
                                             --------------------------------
                                               Name:  Eric A. Reehl
                                               Title: Assistant Secretary

                                               EUROPEAN AMERICAN BANK


                                         By: /s/ Eric A. Reehl
                                             --------------------------------
                                               Name:  Paul Arendt
                                               Title: Group Vice President